NASDAQ: FCTR 2006 Second Quarter Conference Call Tuesday, July 25, 2006

Bob James President & CEO First Charter Corporation 2 2

Forward Looking Statements 3 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements, and which may be beyond our control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, the Corporation's business plan and strategic initiatives, including the recent balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) our competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which we operate; and (12) changes in the securities markets, including changes in interest rates, may adversely affect our ability to raise capital from time to time. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

Additional Information First Charter has filed a Registration Statement on Form S-4 (File No. 333-135847) which includes a preliminary Proxy Statement/Prospectus relating to the merger with GBC Bancorp, Inc. ("GBC") and both companies will file other relevant documents regarding this transaction with the Securities and Exchange Commission (the "SEC"). Once the Registration Statement is declared effective by the SEC, GBC will mail a definitive Proxy Statement/Prospectus to its shareholders. You are urged to read the Registration Statement, the definitive Proxy Statement/Prospectus and any other relevant documents filed with the SEC as they become available, as well as any amendments or supplements to those documents, because they will contain important information. First Charter has filed a Registration Statement on Form S-4 (File No. 333-135847) which includes a preliminary Proxy Statement/Prospectus relating to the merger with GBC Bancorp, Inc. ("GBC") and both companies will file other relevant documents regarding this transaction with the Securities and Exchange Commission (the "SEC"). Once the Registration Statement is declared effective by the SEC, GBC will mail a definitive Proxy Statement/Prospectus to its shareholders. You are urged to read the Registration Statement, the definitive Proxy Statement/Prospectus and any other relevant documents filed with the SEC as they become available, as well as any amendments or supplements to those documents, because they will contain important information. First Charter and GBC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from GBC's shareholders in connection with this transaction. Information about other persons who may be deemed participants in this transaction is included in the Proxy Statement/Prospectus. You can find information about First Charter's executive officers and directors in First Charter's definitive proxy statement filed with the SEC on March 22, 2006. You can find information about GBC's executive officers and directors in their definitive proxy statement filed with the SEC on July 22, 2005. You can obtain free copies of these documents from First Charter or GBC using the contact information included in these materials.

Conference Call Outline 4 Highlights of Second Quarter Performance Second Quarter Financial Summary Growth Strategy Update Second Half 2006 Updated Guidance Questions 4

2006 Second Quarter Highlights Record Net Interest Income of $33.2 MM Net Interest Margin Improves 33 bps Net Income Increases $0.3 Million to $11.5 MM Strong Balance Sheet Growth and Year-Over-Year Margin Improvement Partially Offset by Raleigh Start-Up Costs and FAS123R 10 Relative to Q2 2005 5

2006 Second Quarter Highlights Commercial Loan Average Balances Up 18% or $244.5 Million Low-Cost Core Deposit Average Balances Up 14% or $181.5 Million 10 Relative to Q2 2005 6

2006 Second Quarter Highlights Strong Credit Quality Continues... Net Charge-offs 0.11% of Average Loans Announced Atlanta, GA Market Entry with Expected 4th Quarter Combination with Gwinnett Banking Company 11 7

2006 Second Quarter Highlights Raleigh Expansion On Track Balance Sheet Growth Exceeds Expectations Optimize Retail Franchise Through Anticipated Sale of Two Financial Centers Strong Customer Satisfaction Scores Continue 84% Rate "Very Satisfied" with First Charter 11 8

9 Chuck Caswell Chief Financial Officer Second Quarter Summary 9

2006 Second Quarter Results EPS $0.37 vs. $0.37 ROA 1.08% vs. 1.00% ROE 13.78% vs. 14.12% 2Q 2006 Compared to 2Q 2005 16 10

Net Interest Income FTE of $33.2 MM vs. $32.7 MM Investment Portfolio Yields Improved 6 bps from 4.31% to 4.37% Net Interest Margin declined 4 bps from 3.40% to 3.36% 2Q 2006 Compared to 1Q 2006 17 2006 Second Quarter Results Balance Sheet Growth Overcomes Modest Margin Squeeze 11

Net Interest Margin Analysis: Shift in Consumer Preference to Higher Yielding Deposit Products Responded to Competitive Money Market Pricing Limited Consumer Loan Growth 2Q 2006 Compared to 1Q 2006 17 2006 Second Quarter Results Balance Sheet Growth Overcomes Modest Margin Squeeze 12

Loans 2Q05 3Q05 4Q05 1Q06 2Q06 Commercial 1.39 1.48 1.5 1.53 1.64 Mortgage 0.59 0.59 0.58 0.571 0.561 Consumer 0.81 0.83 0.84 0.834 0.823 Loan Growth - Total Loan Average Balances Grew $242 Million or 9%. Commercial Loans Up 18%. Consumer Loans Up 2%. 19 .... in Billions 9% 13

Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 0.14 0.18 0.21 0.2 0.2 0.19 0.18 Loan Growth - First Charter Continues to Sell Most of its Mortgage Origination, Keeping Balance Sheet Capacity for Higher Yielding Assets 19 14 Percentage of Mortgage Loans to Total Loans FCTR Sells Securities, Buys Mortgages FCTR Sells Mortgage Production

June 30th Construction Portfolio 10 15 .... in Millions

Deposit Growth Low-Cost Core Deposit Growth up 14% Year over Year Low-Cost Core Deposit Average Balance Growth Slowed to 4% Annualized-Linked Quarter Significant Deposit Growth Toward End of Q2 11 16

Deposit Growth - Low-Cost Core Deposit Growth of 14% More than Offsets Managed Decline in Retail CD Balance Deposits 2Q05 3Q05 4Q05 1Q06 2Q06 Retail CDs 0.9816 0.993 0.93 0.89 0.91 Cash Mgmt Products 0.1125 0.128 0.109 0.13 0.14 Interest Checking & MM 0.9078 0.9647 1.05 1.05 1.05 Noninterest Bearing 0.387 0.417 0.424 0.41 0.43 20 .... Average Balance in Billions 5% 36%* 35%* 33%* 32%* 32%* * Percentage of Retail CDs to Total Average Deposits 17

Core Deposit Growth - Noninterest Bearing DDA Average Balances Up 10% vs Year Ago. Interest Checking and MM Up 16% vs Year Ago Deposits 2Q05 3Q05 4Q05 1Q06 2Q06 Interest Checking & MM 0.9078 0.9647 1.05 1.05 1.05 Noninterest Bearing 0.387 0.417 0.424 0.41 0.43 20 .... Average Balance in Billions 14% 18

21 Core Deposit Trend by Quarter Seasonal Slowdown in First Quarter of Each Year - Third Quarter Typically Strong 19 .... in Thousands 2006 2005 2004

Q1 06 Q2 06 Q1 06 Q2 06 2.359 2.384 2.388 2.567 Retail Deposit Growth 19 .... in Billions Period End Balance Period Average 20 4% annualized 30% annualized Q1 06 Q2 06 Q1 06 Q2 06

Second Quarter Results Noninterest Income Down $0.1 Million Deposit Service Charges Up $0.4 Million or 5.8% ATM/Debit Card/Other Up $0.6 Million or 28.5% Mortgage Loan Fees Up $0.1 Million or 12.1% Insurance Services Income Down $0.2 Million or 7.8% BOLI Revenue Down $0.9 Million BOLI Revenue Q205 Impacted by One Time Event 22 2Q 2006 Compared to 2Q 2005 21

Deposit Service Charges Increased 6% Over Q2 2005 - First Charter Typically Experiences a Seasonal Decline in Linked-Quarter Deposit Fees in the First Quarter Loans 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 5.674 5.768 5.605 6.346 6.781 6.832 6.236 7.061 7.321 7.191 6.698 7.469 23 .... in Millions 22

Second Quarter Results Noninterest Expense Increased $2.1 Million Salary Expense Up $0.9 Million or 5.8% Raleigh and Charlotte De Novo Branch $0.7 Million Equity Based Compensation $0.6 Million Lower Health Care Costs $(0.3) Million Raleigh - Non-Salary Costs up $0.7 Million 24 2Q 2006 Compared to 2Q 2005 23

Raleigh Performance - On Track First Branch Opened October, 2005 Three Branches Opened February, 2006 Loans: $81.2 Million Deposits: $30.0 Million 25 24 June 30, 2006

Asset Quality Remains Sound 25

41 Growth Strategy Update 26

The Right Strategy For Growth Community Banking Model Decentralized Management Exceptional Service 24 Market Expansion De Novo Branches Loan Production Offices Smart Acquisitions Organic Growth Vibrant Markets Disciplined Sales & Marketing Comprehensive Products Convenience 53 53

Executing The Growth Strategy 4 Never Lose Sight of the Customer Strong Deposit Growth at End of Second Quarter Retooled Commercial Lending Team - Producing Strong Loan Growth Raleigh - Exceeding Growth Target Optimizing Retail Franchise Through Selected Branch Sales Strategically Compelling Merger With GBC 28

4Q/02 2Q/03 4Q/03 2Q/04 4Q/04 2Q/05 4Q/05 2Q/06 79 83 80 80 82 81 80 83 82 83 85 82 81 84 86 84 32 Industry Average** Very Satisfied 63% * Percent of VERY SATISFIED Customers 84% Consistently Delivering "Expect More" Service * Quarterly independent survey of over 1,500 customers. ** American Banker/Gallup 2005 Consumer Survey. 14 57

2002 2003 2004 6/27/1905 19068 40995 38607 41779 19889 33 Aggressively Acquiring New Customers Net Fee Revenue Per Account $256 2003 2002 2004 2005 ....CHAMP Results as of June 30, 2006 30 2006

Executing The Growth Strategy 4 Never Lose Sight of the Customer Strong Deposit Growth at End of Second Quarter Retooled Commercial Lending Team - Producing Strong Loan Growth Raleigh - Exceeding Growth Target Optimizing Retail Franchise Through Selected Branch Sales Strategically Compelling Merger With GBC 31

63 A REGIONAL FINANCIAL SERVICES COMPANY... DELIVERING COMMUNITY BANKING SERVICE Expanding the Enterprise

First Charter Corporation Strategic Combination With GBC Bancorp, Inc. 65 High Performing Community Bank in north Atlanta $418 Million Assets @ March 31, 2006 Asset growth in excess of 20% in each of the last 3 years 2005 ROA: 1.80% 2005 ROE: 21.4% 2005 NIM: 4.75% Clean asset quality Efficiency ratio under 45% Located in two of the wealthiest / fastest growing counties in US For example - Gwinnett County: 23% Projected population growth 2005-2010 Median income greater than $70 thousand

Strategically Compelling Creates regional franchise value through entry into north Atlanta, one of the nation's fastest growing markets Adds experienced, high-performing management team Leverages First Charter management's knowledge of Atlanta market and home builder finance product niche Adds superior SBA lending expertise to combined franchise Presents opportunity to introduce First Charter's successful retail banking practices in a new growth market Transaction Rationale - Unlocking the Opportunities 67

Strategic Opportunities 69 Balance Sheet Benefits Enhanced Fee Revenue Accelerate First Charter's balance sheet conversion to higher yielding commercial loan assets Diversify deposit sources by entry into new, high-growth Atlanta market Augment First Charter's product mix with SBA lending expertise Retail Deposit Fees Mortgage Insurance Wealth Management

Integration Update 4 S-4 Filed July 18 Teams on Both Sides Meeting Regularly Loan Referrals/Participation Beginning Anticipated Close - Mid-Q4 2006 36

45 2006 Earnings Guidance Revised 37

Key Assumptions - Revised Loan Growth: 10 to 12% Concentrated in Commercial; Consumer including the Mortgage Portfolio to be flat for the remainder of the year Deposit Growth: 9 to 11% Growth expected across all product lines Non Interest Income: 7 to 9% Service Charges, Mortgage, Insurance and ATM/Merchant Revenue to drive results Non Interest Expense: 4 to 7% Growth due to 4% Salary increases, Raleigh Build-out, technology related spends, and FAS123R; offset by reductions in incentive and benefit accruals 46 38

Key Assumptions - Revised Net Interest Margin: 3.35-3.45% Expect lift from full year benefit of balance sheet repositioning, run-off of low-yielding securities, and capital redeployment opportunities from financial centers' sale - more than mitigating deposit pricing challenges Net Charge-Offs: 10 to 15 basis points of total loans Income Tax Rate: Expect a tax rate in a range between 33.8% and 34.5% Interest Rate / Economic View Assuming one more rate hike in August Anticipate GDP growth in 3.0-3.5% range for 2006, slowing in the second half of the year 47 39

2006 Earnings Guidance* 49 Original Guidance: $1.57 - $1.61 Revised Guidance: $1.54 - $1.58 *Fully Diluted Earnings Per Share 40 Note: Guidance excludes GBC merger-related expenses anticipated in 4Q.

41 Our Opportunity: A Focus On Performance 41

Questions 29 42

Check our Website at www.FirstCharter.com Questions and Additional Inquiries Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter 30 43

NASDAQ: FCTR 44